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                                                                  EXHIBIT 10.6


                               PAPER WAREHOUSE, INC.
                              7630 EXCELSIOR BOULEVARD
                              MINNEAPOLIS, MN   55426

                                  September 26, 1997


Brent D. Schlosser
Paper Warehouse, Inc.
7630 Excelsior Boulevard
Minneapolis, MN   55426


Dear Brent:

     This letter will confirm that the Compensation amount listed in paragraph no. 2.1 of your Employment Agreement should be $150,000 (rather than the $175,000 that was previously listed).

                              Sincerely,


                              s/ Yale T. Dolginow
                              Yale T. Dolginow


Accepted and Agreed to:


 s/ Brent D. Schlosser
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Brent D. Schlosser